UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022

DRIVEITAWAY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52883	20-4456503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 Market Street, Suite 200/201

Philadelphia, PA 19104

(Address of principal executive offices) (Zip Code)

(856) 577-2763

Registrant’s telephone number, including area code:

114 Kings Highway, Suite 112

Haddonfield, NJ 08033

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 7, 2021, Creative Learning Corporation (the “Company”), DriveItAway, Inc., a Delaware corporation (“DIA”), and the existing shareholders of DIA executed an Agreement and Plan of Share Exchange (the “Share Exchange Agreement”), under which the Company agreed to acquire all of the issued and outstanding common stock of DIA by issuing one share of Series A Convertible Preferred Stock (the “Series A Preferred”) of the Company for each outstanding share of DIA common stock (the “Share Exchange”). On February 24, 2022, closing of the Share Exchange occurred.

On March 15, 2022, the board of directors of Creative Learning Corporation approved an amendment to its certificate of incorporation to change its name to DriveItaway Holdings, Inc (“Holdings”), which was filed with the Delaware Secretary of State on April 18, 2022.

The foregoing description of the Share Exchange is qualified in its entirety by reference to the full text of the Share Exchange Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on December 14, 2021.

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by the Company on March 2, 2022 to include the historical financial statements of DIA and the pro forma financial information required by Item 9.01 of Form 8-K, attached hereto as Exhibits 99.1, 99.2 and 99.3. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and DIA would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve as a result of the Company’s acquisition of DIA. Except as described above, all other information in the Company’s Current Report on Form 8-K filed on March 2, 2022 remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

1) The audited balance sheets of DIA as of September 30, 2021 and 2020, and the statements of operations, cash flows and changes in stockholders’ equity (deficit) for the years ended September 30, 2021 and 2020, and the notes related thereto, are filed as Exhibit 99.1.

2) The unaudited balance sheet of DIA as of December 31, 2021, and the statements of operations, cash flows and changes in stockholders’ equity (deficit) for the three months ended December 31, 2021, and the notes related thereto, are filed as Exhibit 99.2.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed combined statements of income of the Company and DIA for the year ended September 30, 2021 and for the three months ended December 31, 2021, unaudited pro forma condensed combined balance sheets of the Company and DIA as of September 30, 2021 and December 31, 2021, and the notes related thereto are filed as Exhibit 99.3.

(d)	Exhibits.

Exhibit No.	Description
99.1	Audited financial statements of DIA for the fiscal years ended September 30, 2021 and 2020.
99.2	Unaudited financial statements of DIA for the three months ended December 31, 2021 and 2020.
99.3	Unaudited pro forma condensed combined financial statements of the Company and DIA as of December 31, 2021, for the three months ended December 31, 2021 and for the year ended September 30, 2021.
101.INS*	Inline XBRL Instance Document.
101.SCH*	Inline XBRL Taxonomy Extension Schema Document.
101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB*	Inline XBRL Taxonomy Extension Labels Linkbase Document.
101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEITAWAY HOLDINGS, INC.

Date:	July 8, 2022
/s/ John Possumato
John Possumato
Chief Executive Officer